SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     January 1, 2010

ADAMIS PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

82-0429727
(Commission File Number: 0-26372)	(IRS Employer Identification Number)

2658 Del Mar Heights Rd, #555, Del Mar, CA 92014
(Address of executive offices and Zip Code)

(858) 401-3984
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to Report on Form 8-K amends the original report on Form 8-K filed by the registrant on January 7, 2010, and is being filed to correct the date on the letter attached as exhibit 16.1 to the original Form 8-K, from January 6, 2009 to January 6, 2010.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits:
	16.1	Letter dated January 6, 2010, from Goldstein Lewin & Co. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS, INC.

Dated:	January 11, 2010	By:	/s/ Robert O. Hopkins
		Name:	Robert O. Hopkins
		Title:	Chief Financial Officer